Pending Transaction Activity	3 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Pending Transaction Activity
14.	Pending Transaction Activity

On April 12, 2018, the Company announced it entered into a definitive agreement with Genuine Parts Company (“GPC”) pursuant to which the Company will combine with GPC’s Business Products Group (collectively, the “Business”) in a business combination transaction, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 12, 2018, by and among GPC, Rhino SpinCo, Inc., a Delaware corporation and wholly owned subsidiary of GPC (“SpinCo”), ESND and Elephant Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of ESND (“Merger Sub”). In connection with the Merger Agreement, GPC and SpinCo entered into a Separation Agreement dated as of April 12, 2018 (the “Separation Agreement”), pursuant to which the Business will be separated from GPC.

In the transactions contemplated by the Merger Agreement and the Separation Agreement, (i) GPC will transfer certain of its wholly owned subsidiaries that are engaged in the Business to SpinCo, (ii) GPC will distribute SpinCo’s stock to GPC’s stockholders by way of a pro rata dividend (the “Distribution”), and (iii) Merger Sub will merge with and into SpinCo, with SpinCo as the surviving corporation (the “Merger”) and a wholly owned subsidiary of ESND. Upon consummation of the transactions contemplated by the Merger Agreement and the Separation Agreement, GPC shareholders will receive approximately 40.2 million shares of ESND common stock, which will represent approximately 51% of the outstanding shares of ESND common stock. ESND’s existing stockholders will continue to hold the remaining approximately 49% of the outstanding shares of ESND common stock.

Prior to the Distribution, SpinCo will enter into a credit facility for up to $400 million (the “SpinCo Debt”) and immediately thereafter, GPC will transfer certain wholly owned subsidiaries to SpinCo and SpinCo will draw the SpinCo Debt in an amount sufficient to make special cash payments to GPC of approximately $347 million, subject to adjustment based on SpinCo’s and ESND’s net debt and SpinCo’s net working capital at the time of the Distribution and certain other adjustments. SpinCo has entered into commitment letters with certain financial institutions to provide for the SpinCo Debt.

The transaction, which has been unanimously approved by the Boards of ESND and GPC, is expected to be tax free to the companies’ respective shareholders.

The issuance of shares by ESND in connection with the transaction requires approval by ESND’s stockholders and is subject to certain regulatory approvals and other customary closing conditions. The transaction is expected to close before the end of 2018. If the Merger Agreement is terminated under certain circumstances, ESND may be required to pay GPC a termination fee of $12 million or may under other circumstances be required to reimburse GPC up to $3 million for certain expenses in connection with the merger.

The Company expects to incur significant integration and transaction costs in connection with the transactions during the remainder of 2018.